Events subsequent to the December 31 consolidated balance sheet date (Details)	12 Months Ended
Dec. 31, 2017
Statement [line items]
Events subsequent to the December 31 consolidated balance sheet date
30. Events subsequent to the December 31, 2017 consolidated balance sheet date
Significant transaction closed in January 2018
For significant transaction entered into in 2017 and closed in 2018, see Note 2.
Dividend proposal for 2017 and approval of the Group’s 2017 consolidated financial statements
On January 23, 2018, the Novartis AG Board of Directors proposed the acceptance of the 2017 consolidated financial statements of the Novartis Group for approval by the Annual General Meeting on March 2, 2018. Furthermore, also on January 23, 2018, the Board proposed a dividend of CHF 2.80 per share to be approved at the Annual General Meeting on March 2, 2018. If approved, total dividend payments would amount to approximately USD 6.7 billion (2016: USD 6.5billion) using the CHF/USD December 31, 2017 exchange rate.